Exhibit 99

                             JOINT FILER INFORMATION

Pursuant to Instruction 4(b)(v) of the General Instructions to Form 4, this Form 4 is also being filed on behalf of the Reporting Persons set forth below. All of the information set forth in the attached Form 4 for Charles Sirois is the same for the Reporting Persons set forth below unless otherwise noted.



NAME: Telesystem Special Fund I L.P.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:        /s/ Michel Cordeau
                  By: Michel Cordeau
                  Authorized Signer




NAME: Telesystem Software Ventures Limited Partnership
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:         /s/ Michel Cordeau
                   By: Michel Cordeau
                   Authorized Signer




NAME: Telsoft Ventures Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:         /s/ Michel Cordeau
                   By: Michel Cordeau
                   Authorized Signer






NAME: Telesystem Investments Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:        /s/ Michel Cordeau
                  By: Michel Cordeau
                  Authorized Signer




NAME: Telemex Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:         /s/ Michel Cordeau
                   By: Michel Cordeau
                   Authorized Signer




NAME: Placements Charles Sirois Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:         /s/ Michel Cordeau
                   By: Michel Cordeau
                   Authorized Signer




NAME: Gestion Charles Sirois Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:         /s/ Michel Cordeau
                   By: Michel Cordeau
                   Authorized Signer






NAME: Telesystem Ltd.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 02/20/2007
SIGNATURE:         /s/ Michel Cordeau
                   By: Michel Cordeau
                   Authorized Signer